UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 19, 2007

                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

         1-5721                                            13-2615557
(Commission File Number)                       (IRS Employer Identification No.)

                    315 PARK AVENUE SOUTH, NEW YORK, NEW YORK
                 10010 (Address of Principal Executive Offices)
                                   (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

On September 20, 2007, Leucadia National Corporation (the "Company") entered into an underwriting agreement (the "Equity Underwriting Agreement") with Jefferies & Company, Inc. (the "Underwriter"), to sell 5,500,000 of its common shares under the Company's automatic shelf registration statement on Form S-3 (No. 333-145668) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), on August 24, 2007 (the "Registration Statement").

On September 20, 2007, the Company entered into an underwriting agreement (the "Debt Underwriting Agreement" and together with the Equity Underwriting Agreement, the "Underwriting Agreements") with the Underwriter, to sell $500,000,000 aggregate principal amount of the Company's 8-1/8% Senior Notes due 2015 (the "Senior Notes") under the Registration Statement. The Senior Notes will be issued under an Indenture between the Company and the Bank of New York, as trustee.

The Underwriting Agreements contain customary representations, warranties, conditions to closing, indemnification and obligations of the parties. The Company has also agreed to indemnify the Underwriter against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments that the Underwriter may be required to make in respect of those liabilities. The terms of the Underwriting Agreements, which are filed as Exhibits 1.1 and 1.2 to this Form 8-K, are incorporated herein by reference.

The Underwriter performs and has performed commercial and investment banking and advisory services for the Company from time to time for which it receives and has received customary fees and expenses. The Underwriter may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which it will receive fees and expenses.


Item 8.01.  Other Events.

On September 19, 2007, the Company announced the proposed offering of $350,000,000 of its Senior Notes due 2015 and the proposed offering of 5,500,000 of its common shares. A copy of the press release is attached hereto as Exhibit 99.1.

On September 20, 2007, the Company announced the offering and pricing of 5,500,000 of its common shares at a price of $45.50 per share and the offering and pricing of $500,000,000 principal amount (upsized from $350,000,000) of the 8-1/8% Senior Notes due 2015 at an issue price of 98.307%. A copy of each press release is attached hereto as Exhibits 99.2 and 99.3, respectively.

The information set forth in each of the press releases issued by the Company and attached hereto as Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.


Item 9.01(d).  Exhibits.

Exhibit No.       Description

1.1 Underwriting Agreement, dated September 20, 2007, among Leucadia National Corporation and Jefferies & Company, Inc., as sole underwriter.

1.2 Underwriting Agreement, dated September 20, 2007 among Leucadia National Corporation and Jefferies & Company, Inc., as sole underwriter.

99.1              Press Release issued by Leucadia National Corporation on
                  September 19, 2007.

99.2              Press Release issued by Leucadia National Corporation on
                  September 20, 2007.

99.3              Press Release issued by Leucadia National Corporation on
                  September 20, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2007
                                            LEUCADIA NATIONAL CORPORATION


                                            /s/ Barbara L. Lowenthal
                                            -------------------------------
                                            Name:    Barbara L. Lowenthal
                                            Title:   Vice President

                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated September 20, 2007, among Leucadia National Corporation and Jefferies & Company, Inc., as sole underwriter.

1.2 Underwriting Agreement, dated September 20, 2007, among Leucadia National Corporation and Jefferies & Company, Inc., as sole underwriter.

99.1              Press Release issued by Leucadia National Corporation on
                  September 19, 2007.

99.2              Press Release issued by Leucadia National Corporation on
                  September 20, 2007.

99.3              Press Release issued by Leucadia National Corporation on
                  September 20, 2007.